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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17565 and 333-33475) of The Registry, Inc. of our report dated December 13, 1996 appearing on page 28 of this Annual Report on Form 10-K.

Graves, McKenna, Lundeen & Almquist, P.L.L.P.

Minneapolis, Minnesota
September 26, 1997